Exhibit 99.1

JMP Securities Financial Services and Real Estate Conference October 1, 2013 Grant Herlitz, President Andrew C. Richardson, Chief Financial Officer

The Howard Hughes Corporation (“HHC”) cautions that statements in this presentation that are forward-looking and provide other than historical information involve risks and uncertainties that may impact actual results and any future performance suggested by the forward-looking statements. The forward-looking statements in this presentation include statements relating to our anticipated financial and operating performance, our expectations regarding the real estate industry and the economy generally and our plans for development of our assets. These forward-looking statements are based on current management expectations and involve a number of risks and uncertainties, including, among other things, changes in the economic environment, particularly in the regions in which we operate, our ability to continue financing our investments in our properties, changes in our assumptions, including assumed rents, capitalization and development costs, and other changes in demand for our properties. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, please see HHC’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. HHC cautions not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and undertakes no obligation to update or revise any forward-looking statements, except to the extent required by applicable law. In this presentation, we use non-GAAP financial measures, including Real Estate Property Earnings Before Taxes (“REP EBT”), Operating Assets Net Operating Income (“NOI”), net debt, and MPC net contribution. Please see pages 20-22 for non-GAAP reconciliations. Disclaimer and Safe Harbor Statement 1

LTM total revenue The Howard Hughes Corporation Company overview .HHC’s mission is to be the preeminent real estate developer and operator of master planned communities and mixed use properties across the United States. .HHC owns a diversified and significantly undervalued portfolio of marquee assets spanning 18 states. .Three core business segments: -Master planned communities. -Operating assets. -Strategic developments. .Potential to create significant incremental value from existing portfolio of assets. -Legacy of under-managed assets from financial crisis. .Alignment of incentives allows management to focus on long-term stewardship versus short term gains. -CEO, President, CFO collectively invested $20 million in cash in the form of warrants and common equity. -Management warrants are restricted until November 2016. .World-class Board of Directors actively engaged in oversight of the business. Premier portfolio in geographically diverse markets 2 Master Planned Communities Operating Assets Strategic Developments Breakdown by segment (As of 6/30/13) Total assets by segment

A distinguished legacy of more than six decades of real estate operations

Howard Hughes
THE HOWARD HUGHES CORPORATION

Pre-1990

1950s
Howard Hughes acquires land encompassing Summerlin MPC

1973
The vast Hughes empire becomes the Summa Corporation

1990's

1994
The Summa Corporation becomes The Howard Hughes Corporation

1996
Merges with The Rouse Company

2000's

2004
General Growth Properties acquires Rouse

2009
GGP files for bankruptcy

The "new" HHC begins

2010

- HHC tax-free spin-off from GGP
- $250 million raised via sale of warrants and common equity

2011

- Purchased remaining 47.5% of The Woodlands from JV partner

2012

- Retired ~ 6 million warrants eliminating overhang of legacy shareholders

2013 and beyond

- Bid pricing initiative in The Woodlands leading to 98% price increase since Q3 2012 inception
- Leased and completed 3 Waterway Square and One Hughes Landing expected to contribute an estimated $12 million of stabilized NOI to Operating Assets
- Received approvals for redevelopment of Pier 17 at South Street Seaport
- Sold-out and began construction on 206 unit condo tower at Ala Moana Center
- Continued development of commercial land at The Woodlands
- Continued pre-leasing of Shops at Summerlin Centre

3

Seasoned senior management team with aligned incentives

Howard Hughes
THE HOWARD HUGHES CORPORATION

- Executive officers are equity owners having purchased $20 million of warrants and common equity
- Deep commercial real estate experience throughout HHC senior management and Board of Directors
- Incentivized to deliver long-term stability and profitability as Management and Board have a 31% economic interest in the Company[(1)]

Senior HHC Management	Industry (Years experience)	Directors	Background
David R. Weinreb *Chief Executive Officer*	28	William Ackman *Chairman*	Founder and CEO of Pershing Square Capital Management. Former Director of GGP from June 2009 to March 2010 and led its restructuring.
Grant Herlitz *President*	16	Adam Flatto *Director*	President of The Georgetown Company, a privately-held real estate investment and development company.
Andrew C. Richardson *Chief Financial Officer*	18	Jeffrey Furber *Director*	CEO of AEW Capital Management and Chairman of AEW Europe, which manage over $42 billion of real estate assets.
Peter F. Riley *General Counsel*	30	Gary Krow *Director*	President of Comdata Corp. and EVP of Ceridian from 1999 to 2007. President, CEO, and Director of GiftCertificates.com from 2008 until its sale in 2010.
Reuben Davidsohn *Chief Administrative Officer*	8	Allen Model *Director*	Co-Founder and Treasurer and Managing Director of Overseas Strategic Consulting. Member of Pershing Square's advisory board.
Christopher Curry *Sr. Exec. VP, Development*	20	R. Scot Sellers *Director*	Served as CEO of Archstone, one of the world's largest apartment companies, from 1997 through its sale in 2013. Developed, acquired and operated $40 billion of apartments communities across U.S.
John Simon *Exec. VP, Strategic Planning*	35	Steven Shepsman *Director*	Executive Managing Director and Founder of New World Realty Advisors. Chair of the Official Committee of Equity Holders in the Chapter 11 proceedings of GGP.
Paul Layne *Exec. VP, MPCs*	30	Burton Tansky *Director*	Luxury retail veteran and Non-Executive Chairman of The Neiman Marcus Group Inc. CEO and President of The Neiman Marcus Group Inc. from May 2004 to October 2010.
David Striph *Sr. VP, Hawaii*	28	Mary Ann Tighe *Director*	CEO of CBRE's New York Tri-State Region since 2002. Responsible for 77 million square feet of commercial transactions in New York region.
Andrew S. Zeitman *VP, Capital Markets*	11	David R. Weinreb *Director*	CEO of The Howard Hughes Corporation. Spent 17 years as Chairman and CEO of TPMC Realty Corporation.

Key management team members have an average of 22 years of industry experience and provide critical local expertise.

(1) Calculated on a fully-diluted basis assuming exercise of all warrants and options.

4

Steady cash flow base combined with meaningful value creation opportunities

Howard Hughes
THE HOWARD HUGHES CORPORATION

Common ownership maximizes the real estate value in each of our business segments

($ in millions)

Master Planned Communities



✓ **Valuable asset base generates substantial cash flow**

- Substantial cash generated from residential lot sales to homebuilders and commercial land sales to developers.
- Meaningful growth upside from housing and economic rebound with over 62,000 remaining residential lots.
- Stability of Houston market blends well with significant upside of Las Vegas market.

MPC Net Contribution



$39
$36
$74
$93
2010
2011
2012
LTM 6/30/13

Operating Assets



✓ **Consistent stream of operating income**

- Steady cash flow stream to support existing operations, repay debt and fund development opportunities.
- Anticipated growth from redevelopment of key trophy assets such as South Street Seaport and Ward Centers.
- Positioned to benefit from continued development of MPCs, which limit competition within their areas.

Net Operating Income



$49
$55
$67
$61
$80
$24
$56
2010
2011
2012(1)
LTM(1) 6/30/13

Strategic Developments



✓ **Opportunity for substantial value enhancement**

- Successful developments translate into rapid increases in NOI, MPC Net Contribution and residential sales.
- Projects financed with non-recourse project debt and equity in the form of contributed land and cash.

Estimated completion of major developments

2013E	2014E	2015E	2016E
3 Waterway Square(2)	Shops at Summerlin	Hughes Landing Retail & Multifamily	Ward Centers Phase I condo sellout
One Hughes Landing(2)	ONE Ala Moana	Columbia Regional Building	South Street Seaport Phase I
	Millennium Woodlands Phase II		
	Two Hughes Landing		
	Riverwalk		

Note: 2010 and 2011 include Woodlands MPC assuming 100% ownership.
(1) Adjusted to include add back of $11.2 million loss at South Street Seaport due to Super Storm Sandy (of which $5.6 million occurred in 2012), $1.3 million loss at Riverwalk due to redevelopment and $11.5 million of additional NOI from recently completed projects.
(2) 3 Waterway Square opened in June 2013 and One Hughes Landing opened September 19, 2013.

5

Key investment highlights . Premier portfolio of master planned communities - Diverse collection of trophy MPC assets strategically located in Houston, Las Vegas and Columbia, MD. - Housing market and macroeconomic conditions stabilized and improving significantly in each market. . High-quality, geographically diverse income-producing real estate assets - Mix of retail, office, multifamily and resort assets. - Cash flow contribution increases as development and redevelopment projects are completed. . Robust development pipeline with meaningful near-term opportunities - Major projects underway: Riverwalk, ONE Ala Moana, Hughes Landing, Shops at Summerlin. - Developments about to begin: South Street Seaport, Ward Village, The Woodlands Commercial. . Conservative capital structure with low leverage and staggered debt maturities - Net debt / net book capitalization ratio of 17%. . Experienced leadership with significant personal stake in Company - Management and Board of Directors have 31% economic interest in HHC. (1) - Key management team members have an average of 22 years of industry experience and provide critical local expertise. - Strong sponsorship from Pershing Square Capital Management. 1 2 3 4 5 (1) Calculated on a fully-diluted basis, assuming exercise of all warrants and options.

Premier portfolio of trophy master planned communities Master planned community real estate overview Kayak-01Summerlin Bridgeland Source: 12/31/12 10-K. (1) Recorded impairment charges of $346 million for Summerlin South and $59 million for the Maryland MPCs in 2010. (2) Robert Charles Lesser annual poll of Top-Selling Master Planned Communities.  Woodlands Columbia . Large scale, long-term communities in proximity to major employment centers with integrated amenities, residential neighborhoods, commercial office space, retail shops and entertainment venues. . Blend of residential and commercial land sales to third parties and opportunistic commercial development. . Ability to control cash flow by calibrating pricing, timing and residential development spend. . Auction process for lots and builder price participation within residential developments provide upside to already stable cash flows as housing recovery strengthens. 1 Remainins saleable acres Community Location Total gross acres Gross book value($ mm)(1) Residential Commerical Total Remaining saleble residential lost Projected community sell-out date 2012 national ranking by sales (2) The Woodlands Houston, TX 28,400 $224 738 617 1,335 2,347 2022 3 Bridgeland Houston, TX 11,40 394 3,617 1,226 4,843 18,443 2036 15 Summerlin Las Vegas, NV 22,500 898 5,093 890 5,983 42,000 2039 12 Columbia Maryland 16,450 68 — 142 142 — 2022 Total 78,750 $1,584 9,448 2,875 12,323 62,790

Robust performance throughout the MPC portfolio Acreage sales revenue Market update Summerlin . Scarcity of attractive developable residential land in the market and improved new housing demand. - Summerlin commands premium pricing in Las Vegas metro area with ~10% historical capture rate on residential lot sales. . Superpads (~20 acres) sold as less developed parcels to homebuilders at lower prices points but at higher margin and less risk. ($ in millions) Sales summary 1 The Woodlands . In Q3 2012, HHC modified sales program to an auction process, generating a 98% increase in revenue per lot since inception. - Three auctions to date, with lot prices increasing significantly at each. . ExxonMobil relocating corporate campus just south of the Woodlands. - 10,000 employees projected to work at new campus by 2015. ($ in millions) Bridgeland . MPC in early stages of life cycle. - Anticipated growth from 1,800 homes and 6,250 residents to 20,000 homes and 65,000 residents. . Pursuing a permit from US Army Corps of Engineers to build on 806 acres of land. - Expect to receive permit before year end. . Completion of Grand Parkway will connect Bridgeland to Houston’s “Energy Corridor” and positively impact land values.($ in thousands) ($ in thousands) ($ in thousands) ($ in thousands) 2010 2011 2012 LTM 6/30/13 Acres sold 19 101 82 185 price/acre $591 $343 $387 $345 Lots sold 99 421 400 900 price/acre $113 $73 $78 $71  ($ in thousands) 2010 2011 2012 LTM 6/30/13 Acres sold 242 244 275 259 price/acre $376 $376 $426 $501 Lots sold 789 872 972 1,009 price/acre $85 $89 $102 $117  ($ in thousands) 2010 2011 2012 LTM 6/30/13 Acres sold 78 63 81 57 price/acre $214 $265 $272 $286 Lots sold 289 318 389 260 price/acre $52 $53 $56 $62

Improving fundamentals in our key MPC markets Houston Las Vegas 1 . First big metro to recover all jobs lost during the recession. . Woodlands MPC – 1.5x the size of Manhattan. . Bridgeland soon to be connected to Energy Corridor. Source: John Burns Real Estate Consulting. . New homes sale activity projected to increase 23.5% per annum through 2016. . Summerlin is the premier location in a land constrained market. Projected new home sales Projected new home sales

2 Operating assets: high-quality, geographically diverse cash flows

Howard Hughes
THE HOWARD HUGHES CORPORATION

Segment overview

- Proven stable of high-quality, cash flow generating assets.
- HHC's retail assets include 2.9 million total sq. ft. of leasable area.
- These diversified operating assets have the potential for future growth through redevelopment or repositioning.
- Synergies with MPC and Strategic Development segments.
  - Control customer experience.

Operating assets gross book value

($ in millions)



Retail
62%
$966
million
Office
21%
Other
17%

Operating assets NOI

($ in millions)



$49
$4
$11
$33
2010
$55
$11
$12
$32
2011
$67
$6
$15
$18
$28
2012
$68
$13
$16
$18
$22
LTM 6/30/13
$80
$13
$12
$16
$18
$22
As adj 6/30/13
Retail
Office
Other
Seaport / Riverwalk impact(1)

Recently completed projects not currently in LTM NOI



3 Waterway Square

97% leased
Estimated NOI[2]:
$6.0 million



One Hughes Landing

92% leased
Estimated NOI[2]:
$5.5 million

Note: Includes share of non-consolidated investment NOI and distributions from Summerlin Hospital.
(1) NOI negatively impacted at South Street Seaport and Riverwalk Marketplace. NOI at South Street Seaport includes an approximate $(11.2) million negative impact from Superstorm Sandy, of which $(5.6) is included in 2012. We expect substantially all the lost income from the storm will be covered by insurance. NOI also includes a $(1.3) million negative impact from vacating tenants for redevelopment from Riverwalk Marketplace. Construction began in Q2 2013.
(2) Upon stabilization based on in-place rents.

10

3 Unlocking value at our strategic developments

Howard Hughes
THE HOWARD HUGHES CORPORATION

Careful and active stewardship of our assets with rigorous evaluation of risk and economics

ONE Ala Moana



- $240 million development with expected completion by end of 2014.
- 18-story tower above existing parking structure at Ala Moana Center in Honolulu.
- Sold out of all units at an average price ~$1,170 per sq. ft.

Ward Village



- 15-year master plan to transform 60 acres in Honolulu, HI into a world-class urban MPC.
- Fully entitled for 9.3mm total sq. ft. of mixed-use development.
  - Approximately 4,000 condo units.
  - Over 1 million sq. ft. of retail and commercial space.

The Shops at Summerlin



- Phase I development with expected completion in 2014.
- 106-acre mixed use urban town center comprised of a fashion center, power center and class A office space.

The Woodlands Commercial



Woodlands Resort & Conference Center



Hughes Landing



3 Waterway Square



Millennium Woods Ph. II

- Projects underway include:
  - 3 Waterway Square, 97% leased.
  - One Hughes Landing, 92% leased.
  - Millennium Woodlands Phase II.
  - Woodlands Resort and Conference Center.

South Street Seaport



- Phase I redevelopment with construction to begin in Q3 2013 and expected to be completed in 2016.
- The entire Seaport Phase I will comprise approximately 369K sq. ft. of GLA.

Projects underway | Projects nearing commencement

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3 The Woodlands commercial developments

Howard Hughes
THE HOWARD HUGHES CORPORATION

Overview

- Strategy is to develop and hold commercial assets given the strong fundamentals with The Woodlands Town Center.
  - Non-strategic commercial land located on fringes of The Woodlands will likely be sold over time.
- Existing Class A office space 99.5% occupied.
- ExxonMobil relocation and strong Houston economy driven by the energy sector creating enormous demand for commercial space.
- Increasing land values provide “equity” to support continued commercial development.

Latest demand driver: ExxonMobil



Over 10,000 new direct jobs at ExxonMobil's 385-acre campus just south of The Woodlands

Current active project specifics

- Potential for 6 million square feet of additional office space, 2,000 residential units, 3+ hotels and 2 condo towers.
- 3 Waterway Square
  - 11-story, Class A office building in Woodlands Town Center.
  - 97% pre-leased, with tenants currently taking occupancy.
- One Hughes Landing
  - 92% pre-leased; opened September 19, 2013.
- Millennium Woodlands Phase II
  - 314-unit Class A multi-family complex in Woodlands Town Center.
  - Adjacent to Phase I, which has 95% occupancy.

Historical NOI (1)

($ in millions)



$6
$6
2010
$10
$10
2011
$22
$22
2012
$23
$23
LTM 6/30/13
$35
$12
$23
As adj. 6/30/13

Stabilized NOI in completed projects 3 Waterway and One Hughes Landing

(1) NOI for 20/25 Waterway, Waterway Garage Retail, 3 & 4 Waterway, 1400 Woodloch Forest, 9303 New Trails, 2201 Lake Robbins Drive, Millennium Waterway Apartments, The Woodlands Resort & Conference Center, The Club at Carlton Woods and share of non-consolidated investment NOI related to The Woodlands.

12

The Shops at Summerlin Overview . First phase of a 326-acre mixed use urban town center that will include retail, office, hotel and multi-family residential components incorporated with social, civic and cultural activities to create a vibrant downtown in Summerlin. . ~$150 million infrastructure investment by HHC’s predecessor. . The development, totaling approximately 1.6 million leasable square feet, will have three components. - Fashion center – 1.1 million square feet with anchor stores to be built by Macy’s and Dillard’s. - Power center – 283K square feet of power center space. - Office – 202K square foot, eight-story class A office building. . Pre-leasing with construction started in May 2013 and completion expected in 2014. Anchor tenants The Shops at Summerlin Additional controlled land

3 Ward Centers / Ward Village

Howard Hughes
THE HOWARD HUGHES CORPORATION

Overview

- Currently includes a 665,000 sq. ft. shopping district with seven specialty centers, ~140 unique shops, a variety of restaurants and an entertainment center, which generates **$23 million of annual NOI**.
- In October 2012, HHC announced plans to create a world-class urban MPC that will transform Ward Centers into Ward Village.
  - 60 acres in Kaka'ako along Ala Moana Beach Park within one mile of Waikiki and downtown Honolulu.
  - Ten minute walk from Ala Moana Center.
- 15-year master plan agreement with the Hawaii Community Development Authority fully entitled for 9.3mm sq. ft. of mixed-use development.
  - Phase I includes two market rate condo towers and one workforce tower.
  - Repurposing 60,000 sq. ft. iconic IBM building into world class sales center for Ward Village master plan.


Waikiki
Ala Moana
Kaka'ako
Ward Village



Why Honolulu?

- ✓ 4.7% unemployment rate.
- ✓ Median existing single-family home price of $738,000.
- ✓ Significant lack of housing supply – sold out of all 206 units at ONE Ala Moana at an average price ~$1,170 per sq. ft.

14

South Street Seaport Overview . Comprised of three mid-rise buildings and the Pier 17 pavilion shopping mall in historic waterfront district on Manhattan. - Ranked 26th among the most visited sites around the world by Travel+Leisure with over 9 million people visiting annually. . Received unanimous approval from NYC Council for Pier 17 redevelopment. - Rooftop venue ideal for concerts, films and special events. - Construction to begin in October 2013 and is expected to be completed in 2016. . Current net book value of $11.5 million. (1) Excludes leasehold interest. (2) All available space (ground floor, lower level, upper level, mezzanine) of Major Retail Neighborhoods. (3) Available ground floor space of Selected Major Retail. Eastside Rent %.YOY Madison Ave. $1,325 10% 3rd Ave. $275 4% E. 86th (Lex–2nd) $550 34% Midtown Rent %.YOY E 57th (5th Ave–Park) $788 11% 5th Ave (42nd–49th) $1,092 21% 5th Ave (49th–59th) $3,052 11% B’way & 7th Ave (42nd–47th) $2,175 55% Downtown Rent %.YOY Meatpacking $356 (5%) Financial District $232 29% SoHo $750 36% West Village $540 20% Midtown South Rent %.YOY 5th Ave (14th–23rd) $415 37% Broadway (14th–23rd) $322 50% 34th St. (5th–7th Ave) $724 30% Source: Real Estate Board of New York, “Spring 2013 Retail Report”. Spring 2013 asking rents in prime retail locations(3) 3 Downtown retail leads Manhattan retail rent growth Source: Real Estate Board of New York, “Spring 2013 Retail Report”.

Historical financial performance Acreage sales revenue by MPC (1) Operating Assets NOI (2)(3) Development costs ($ in millions) ($ in millions) (1) 2009-2011 include The Woodlands MPC assuming 100% ownership. (2) NOI negatively impacted at South Street Seaport and Riverwalk Marketplace. NOI at South Street Seaport includes an approximate $(11.2) million negative impact from Superstorm Sandy, of which $(5.6) is included in 2012. We expect substantially all the lost income from the storm will be covered by insurance. NOI also negatively impacted from vacating tenants for redevelopment from Riverwalk Marketplace. Construction began in Q2 2013. (3) Includes NOI of $11.5 million from recently completed projects. (4) Excludes provisions for impairment of $680 million in 2009 and $503 million in 2010. Operating income (4) ($ in millions) Real estate & property expenditures Land / residential development & acquisitions

Historical financial summary

Howard Hughes
THE HOWARD HUGHES CORPORATION

($ in millions)	Fiscal year ending December 31, 2010	2011	2012	LTM 6/30/13
Income Statement[1]				
MPC revenue	$49	$132	$206	$241
Min. rents, recoveries, resort & other	93	122	170	169
Condominium unit sales	1	22	0	30
Total revenues	**$143**	**$276**	**$377**	**$440**
% growth		*93.2%*	*36.7%*	
Operating income (loss) [2]	**($9)**	**$27**	**$72**	**$101**
% margin	*NM*	*10.0%*	*19.2%*	*23.0%*
Income before taxes [3]	($1)	$29	$64	$98
Balance sheet				
Net investment in real estate	$2,233	$2,557	$2,666	$2,776
Cash and cash equivalents	285	228	229	213
Total debt	319	606	688	716
Total equity [4]	2,406	2,457	2,435	2,485
Total capitalization [4]	2,725	3,064	3,123	3,201
Credit statistics				
Total debt / total book capitalization	11.7%	19.8%	22.0%	22.4%
Net debt / net book capitalization	1.4%	13.4%	15.9%	16.8%
Asset coverage [5]	7.9x	4.6x	4.2x	4.2x
Estimated cash coverage				
MPC Net Contribution	$39	$36	$74	$93
Net Operating Income [6]	49	55	67	80
Corporate G&A	(22)	(32)	(34)	(36)
Non-recourse interest	(21)	(22)	(29)	(34)
Cash available for corporate debt service	**$44**	**$37**	**$78**	**$104**

(1) Woodlands MPC shown at 52.5% economic interest for 210 and 2011 based on GAAP reporting.

(2) Excludes provisions for impairment.

(3) Excludes provisions for impairment and warrant liability gains and losses.

(4) Includes add-back of non-cash warrant liabilities.

(5) Defined as (cash + net real estate assets) / total debt.

(6) LTM NOI adjusted to include add back of $11.2 million loss at South Street Seaport due to Super Storm Sandy (of which $5.6 million occurred in 2012), $1.3 million loss at Riverwalk due to redevelopment and $11.5 million of additional estimated NOI from recently completed projects.

17

Key takeaways . Premier portfolio of master planned communities . High-quality, geographically diverse income-producing real estate assets . Robust development pipeline with meaningful near-term opportunities . Conservative capital structure with low leverage and staggered debt maturities . Experienced leadership with significant personal stake in Company 1 2 3 4 5

Appendix

Financial reconciliations

Howard Hughes
THE HOWARD HUGHES CORPORATION

($ in thousands)	Yead ended December 31, 2011 Consolidated properties	Yead ended December 31, 2011 Real estate affiliates	Yead ended December 31, 2011 Segment basis	Yead ended December 31, 2012 Segment basis	Six months ended June 30, 2012 Segment basis	Six months ended June 30, 2013 Segment basis	Twelve months ended June 30, 2013 Segment basis
Reconciliation of segment revenue to REP EBT:							
MPC EBT	$41,926	$8,786	$50,712	$91,937	$34,249	$59,733	$117,421
Operating assets EBT	4,789	3,424	8,213	19,468	16,435	3,978	7,011
Strategic developments EBT	3,272	—	3,272	(1,700)	(2,568)	20,331	21,199
REP EBT	**$49,987**	**$12,210**	**$62,197**	**$109,705**	**$48,116**	**$84,042**	**$145,631**
Reconciliation of REP EBT to GAAP-Net Income:							
REP EBT			$62,197	$109,705	$48,116	$84,042	$145,631
Real estate affiliates REP EBT			(12,210)	(3,683)	—	—	(3,683)
General and administrative			(32,342)	(34,423)	(16,557)	(17,940)	(35,806)
Corporate interest income, net			8,595	10,153	4,499	4,304	9,958
Warrant liability gain (loss)			101,584	(185,017)	(98,421)	(144,227)	(230,823)
Benefit (provision) for income taxes			18,325	(6,887)	(5,085)	(15,840)	(17,642)
Reduction in tax indemnity receivable			-	(20,260)	(8,782)	(9,403)	(20,881)
Equity in earnings from real estate affiliates			8,578	3,683	-	-	3,683
Investment in real estate affiliate basis adjustment			(6,053)	-	-	-	-
Corporate depreciation			(204)	(814)	(302)	(602)	(1,114)
Net income (loss)			**$148,470**	**($127,543)**	**($76,532)**	**($99,666)**	**($150,677)**
Reconciliation of MPC REP EBT to MPC net contribution:							
MPC REP EBT			$50,712	$91,937	$34,249	$59,733	$117,421
Plus:							
Cost of sales-land			82,672	89,298	41,657	55,553	103,194
Depreciation and amortization			26	72	3	15	84
Less:							
MPC land/residential development and acquisitions expenditures			97,216	107,144	47,235	67,484	127,393
MPC net contribution			**$36,194**	**$74,163**	**$28,674**	**$47,817**	**$93,306**

20

Financial reconciliations (cont'd)

Howard Hughes
THE HOWARD HUGHES CORPORATION

($ in thousands)	Yead ended December 31, 2011	Yead ended December 31, 2012	Six months ended June 30, 2012	Six months ended June 30, 2013	Twelve months ended June 30, 2013
Reconciliation of total operating assets NOI to total operating assets REP EBT:					
Total operating assets NOI	$55,121	$61,102	$34,973	$29,410	$55,539
Equity method investment NOI	(3,894)	(2,783)	(2,198)	(663)	(1,248)
Distribution from Summerlin Hospital	(3,894)	(2,376)	(2,376)	(2,503)	(2,503)
Total operating assets NOI-consolidated	**47,333**	**55,943**	**30,399**	**26,244**	**51,788**
Straight-line lease and incentives amortization	918	(736)	417	267	(886)
Early extinguishment of debt	(11,305)	-	-	-	-
Depreciation and amortization	(20,309)	(23,318)	(10,529)	(12,516)	(25,305)
Write-off of lease intangibles and other	-	-	-	(2,505)	(2,505)
Equity in earnings from real estate affiliates	3,926	3,683	3,122	3,096	3,657
Interest expense, net	(12,775)	(16,104)	(6,974)	(10,608)	(19,738)
Less: Partners' share of operating assets REP EBT	425	-	-	-	-
Total operating assets REP EBT	**$8,213**	**$19,468**	**$16,435**	**$3,978**	**$7,011**
Operating assets NOI-Equity and cost method investments:					
Millennium Waterway Apartments	$2,571	$1,768	$1,768	—	—
Woodlands Sarofim #1	1,489	621	476	649	794
Stewart Title (title company)	1,069	1,876	669	1,066	2,273
Forest View/Timbermill Apartments	1,826	487	582	—	(95)
Total NOI-equity investees	**$6,955**	**$4,752**	**$3,495**	**$1,715**	**$2,972**
Adjustments to NOI	(3,862)	(1,476)	(1,452)	(69)	(93)
Equity Method Investments REP EBT	**$3,093**	**$3,276**	**$2,043**	**$1,646**	**$2,879**
Less: Joint venture partner's share of REP EBT	(3,061)	(1,969)	(1,297)	(1,053)	(1,725)
Equity in earnings (loss) from real estate affiliates	32	1,307	746	593	1,154
Distributions from Summerlin Hospital Investment	3,894	2,376	2,376	2,503	2,503
Segment equity in earnings (loss) from real estate affiliates	**$3,926**	**$3,683**	**$3,122**	**$3,096**	**$3,657**
Company's share of equity method investments NOI:					
Millennium Waterway Apartments	$2,148	$1,477	$1,477	-	-
Woodlands Sarofim #1	298	124	95	130	159
Stewart Title (title company)	535	938	335	533	1,136
Forest View/Timbermill Apartments	913	244	291	-	(47)
Total NOI-equity investees	**$3,894**	**$2,783**	**$2,198**	**$663**	**$1,248**

21

Financial reconciliations (cont’d) ($ in thousands) year ended December 31, Six months june 30, 2011, 2012, 2012, 2013 reconciliation of net debt to GAAP Total debt mortage, notes and loans payable  $606,477 $668,312 $659,307 $715,530 total debt $606,477 $688,312 $659,307 $715,530 less: Cash and cash equivalents (227,566) (229,197) (254,288) (213,196 Net debt $378,911 $459,115 $405,109 $502,334